U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 17, 1998

                             TRIANGLE BANCORP, INC.
--------------------------------------------------------------------------------

North Carolina                         0-21346                      56-1764546
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)         (IRS Employer
of incorporation)                                            Identification No.)

4300 Glenwood Avenue, Raleigh, North Carolina                    27612
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code            (919) 881-0455
--------------------------------------------------------------------------------

Item 5. Other Information

On March 17, 1998, the Board of Directors of Triangle Bancorp, Inc. ("Triangle") authorized the repurchase of up to 100,000 shares of Triangle's common stock. The repurchase represents approximately 0.8% of Triangle's issued and outstanding common stock. All shares purchased under the authorization will be used for reissuance in connection with Triangle's stock option and purchase plans, directors' compensation plans, and for general corporate purposes. The repurchase program will be effective after the completion of Triangle's acquisition of Guaranty State Bancorp, anticipated to occur in April 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Triangle Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TRIANGLE BANCORP, INC.
                                             ----------------------
                                                 (Registrant)


Date:  March 20, 1998                         By: /s/ Debra L. Lee
                                                  -------------------------
                                                  Debra L. Lee
                                                  Chief Financial Officer